UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 2010

                                 ROOMLINX, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          NEVADA                   000-26213                83-0401552
(STATE OR OTHER JURISDICTION      (COMMISSION              (IRS EMPLOYER
        OF INCORPORATION)         FILE NUMBER)            IDENTIFICATION NO.)



              2150 W. 6TH AVE., UNIT H, BROOMFIELD, COLORADO 80020
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

                                  303-544-1111
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 29, 2010, Roomlinx, Inc., a Nevada corporation ("Roomlinx"), entered into a Securities Purchase Agreement with Verition Multi-Strategy Master Fund Ltd. and Wilmot Advisors LLC (together, the "Investors"), pursuant to which the Investors purchased an aggregate of 25,000,000 newly issued shares of Roomlinx Common Stock at a purchase price of $0.04 per share for an aggregate purchase price of $1,000,000. A copy of the Securities Purchase Agreement is included herein as Exhibit 10.1 and incorporated herein by reference. The Investors were also granted certain registration rights with respect to the purchased shares pursuant to a Registration Rights Agreement entered into by Roomlinx and the Investors, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On April 27, 2010, Roomlinx issued 11,600,000 shares of its Common Stock to Cenfin LLC upon the exercise by Cenfin LLC of warrants at $.02 per share, which warrants were issued to Cenfin LLC pursuant to the terms of the Revolving Credit, Security and Warrant Purchase Agreement entered into by Roomlinx and Cenfin LLC on June 5, 2009, as amended March 10, 2010. The shares were issued in reliance on Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

On April 29, 2010, Roomlinx issued and sold (i) 22,500,000 shares of its Common Stock to Verition Multi-Strategy Master Fund Ltd. and (ii) 2,500,000 shares of its Common Stock to Wilmot Advisors LLC. These issuances were at a price of $0.04 per share, as described in Item 1.01 of this Form 8-K, and were issued in reliance on Section 4(2) of the Securities Act.

ITEM 8.01 OTHER EVENTS

On April 30, 2010, Roomlinx issued a Press Release. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit   Description of Exhibit
-------  -----------------------
10.1 Securities Purchase Agreement, dated April 29, 2010, among Roomlinx, Inc., Verition Multi-Strategy Master Fund Ltd. and Wilmot Advisors LLC.

10.2 Registration Rights Agreement, dated April 29, 2010, among Roomlinx, Inc., Verition Multi-Strategy Master Fund Ltd. and Wilmot Advisors LLC.

99.1      Press Release issued by Roomlinx, Inc. on April 30, 2010.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 5, 2010                     ROOMLINX INC.



                                        By:/Michael S. Wasik/
                                           -----------------------
                                        Michael S. Wasik
                                        President, Chief Executive Officer
                                        and Chief Financial Officer

                                                               EXECUTION VERSION

                                 ROOMLINX, INC.

                         SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "Agreement") is made as of April 29, 2010 by and among RoomLinX, Inc., a Nevada corporation (the "Company"), and the investors signatory hereto.

      In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. PURCHASE AND SALE OF SECURITIES.

            1.1 COMMON STOCK SALE AND ISSUANCE. Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties set forth or referred to herein, the Company hereby agrees to sell and issue to each investor signatory hereto (collectively the "Investors" and each, individually, an "Investor"), and each Investor hereby severally agrees to purchase from the Company, the number of shares of Common Stock of the Company, par value $.001 per share ("Common Stock") set forth on the signature pages hereto at a purchase price of $0.04 per share of Common Stock. (the "Purchase Price"). The aggregate number of shares of Common Stock being sold to all Investors hereunder (the "Securities") is 25,000,000 shares and the aggregate Purchase Price for such Securities is $1,000,000.

            1.2 CLOSING. The closing of the purchase, sale and issuance of the Securities hereunder shall take place at the offices of Westerman Ball Ederer Miller & Sharfstein, LLP ("WBEMS"), 170 1201 RXR Plaza, Uniondale, NY 11556, simultaneous with the execution hereof (the "Closing"). At the Closing, the Company shall deliver to the Investors duly executed stock certificates representing the Securities being purchased pursuant to Section 1.1 hereof, against delivery by the Investors to the Company of the Purchase Price for such Securities by wire transfer to the Company's account or by such other method agreed to between the Investors and the Company and a legal opinion, issued by counsel to the Company, in a form reasonably acceptable to the Investors, the cost and expense of which shall be borne by the Investors up to $2,000.

            1.3 DEFINED TERMS USED IN THIS AGREEMENT. In addition to the terms defined elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth below.

                          "Material Adverse Effect" means any of (i) a  material
and adverse effect on the legality, validity or enforceability of this Agreement or the Registration Rights Agreement, (ii) a material and adverse effect on the results of operations, assets, properties, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (iii) a material and adverse impairment to the Company's ability to perform on a timely basis its obligations under this Agreement or the Registration Rights Agreement.

                          "Rule  144"  means  Rule  144  promulgated  by  the
Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                          "Securities Act" means the Securities Act of 1933, as
amended.

                          "Subsidiary"  means  any  "subsidiary,"  as defined in
Rule 1-02(x) of the Regulation S-X promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, of the Company.

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investors that:

            2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted or proposed to be conducted and to own or lease the properties and assets it now owns or holds under lease. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

            2.2 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of:

                   (a) 5,000,000 shares of preferred stock, par value $.20 per share ("Preferred Stock"), of which 720,000 shares have been designated as Series A Preferred Stock, all of which are issued and outstanding, 2,000,000 shares have been designated Series B Preferred Stock, none of which are issued and outstanding, and 1,400 shares have been designated Series C Preferred Stock, none of which are issued and outstanding, in each case immediately prior to the execution hereof. All of the outstanding shares of Preferred Stock have been duly authorized, are fully paid and nonassessable.

                   (b)   1,500,000,000   shares   of   Common  Stock,  of  which
398,790,259 shares are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable.

            2.3 AUTHORIZATION. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of the Transaction Documents (as defined below) and the authorization, issuance and delivery of the Securities has been taken, and no further consent or authorization  is  required  by  the  Company,  its  board  of  directors or its stockholders. The Transaction Documents, when executed and delivered by the Company and assuming due execution and delivery by the Investors, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

            2.4 VALID ISSUANCE OF SECURITIES. The Securities, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances and restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws or those created by the Investors. The Securities will be issued in compliance with all applicable United States federal and state securities laws and regulations and rules of the OTB Bulletin Board. Neither the stockholders of the Company, nor any other person or entity have any preemptive rights or rights of first refusal with respect to the Securities or other rights to purchase or receive any of the Securities or any other securities or assets of the Company.

            2.5 NO CONFLICTS. The execution, delivery and performance of this Agreement and the Registration Rights Agreement (collectively, the "Transaction Documents") by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) violate, conflict with, or constitute a breach or default (or an event that with notice or lapse of time or both would become a breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other agreement or understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

            2.6 FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 4.15 and (v) those that have been made or obtained prior to the date of this Agreement.

            2.7 SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials together with all other reports filed by the Company with the Commission since January 1, 2009 being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials"). The Company is current with its filing obligations under the Exchange Act and all SEC Reports have been filed on a timely basis or the Company has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports filed by the Company with the Commission complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports filed by the Company with the Commission, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared from the books and records of the Company in accordance with United States Generally Accepted Accounting Principles ("GAAP") applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Except as set forth in the SEC Reports and for liabilities or obligations incurred in the ordinary course of business since December 31, 2009, neither the Company nor any of its Subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company or in the notes thereto. The disclosure contained in Item 9A(b) (Management's Report on Internal Control over Financial Reporting) set forth in the Company's most recent Annual Report on Form 10-K is true and correct in all material respects.

            2.8 MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth in the SEC Reports, (i) the Company has not altered its method of accounting or the identity of its auditors, (ii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (iii) the Company has not issued any equity securities. The Company does not have pending before the Commission any request for confidential treatment of information.

            2.9 LITIGATION. There is no action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such).

            2.10 COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

            2.11 REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

            2.12 PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights.

            2.13 INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries' existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company's and such Subsidiaries' respective lines of business. Schedule 2.13 lists and describes all insurance policies maintained by the Company.

            2.14 TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            2.15 CERTAIN REGISTRATION MATTERS. Assuming the accuracy of the Investors' representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors under the Transaction Documents. Except as set forth on Schedule 2.15 or as disclosed in the SEC Reports, the Company has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

            2.16 INVESTMENT COMPANY. The Company is not, and is not an affiliate of, and immediately following the Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            2.17 APPLICATION OF TAKEOVER PROTECTIONS. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company's issuance of the Securities and the Investors' ownership of the Securities.

            2.18 CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other persons for fees of a type contemplated in this Section 2.18 that may be due in connection with the transactions contemplated by this Agreement.

            2.19 GENERAL SOLICITATION. The Company has not offered or sold the Securities by means of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            2.20 FOREIGN CORRUPT PRACTICES ACT. Neither the Company nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Securities, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on the Company's behalf of which the Company is aware) or any members of their respective management which is in violation of any legal requirement, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

      3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor, severally and not jointly, hereby represents and warrants to the Company that:

            3.1 AUTHORIZATION. Such Investor has full power and authority to enter into and perform its obligations under the Transaction Documents. The Transaction Documents, when executed and delivered by such Investor, will constitute a valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

            3.2 DISCLOSURE OF INFORMATION. Such Investor has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company's management and has had an opportunity to review the Company's facilities and has had all questions related thereto answered to the full satisfaction of the Investor. Such Investor understands that such discussions and any written information delivered by the Company to such Investor were intended to describe the aspects of the Company's business which such Investor believes to be material. Such Investor understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on. The Company has not, however, rendered any investment advice to the Investor with respect to the suitability of the purchase of any of the Securities or an investment in the Company.

            3.3 RESTRICTED SECURITIES. Such Investor understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor's representations as expressed herein. Such Investor understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Investor must hold the Securities indefinitely unless they are registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Investor acknowledges that the Company has no obligation to register or qualify the Securities for resale except as contemplated by Section 4.2 hereof. Such Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Investor's control, and, other than the Company's obligation to timely file periodic reports in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which the Company is under no obligation and may not be able to satisfy. Subject to the foregoing, nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Securities for any period of time.

            3.4 NO NEED FOR LIQUIDITY. Such Investor has no need for liquidity in connection with its purchase of the Securities. Such Investor has the ability to bear the economic risks of its purchase of the Securities for an indefinite period to time.

            3.5 LEGENDS. Such Investor understands that the Securities and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

                           "(a) THESE SECURITIES HAVE NOT BEEN REGISTERED WITH
THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT."

                   (b) Any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

            3.6 ACCREDITED INVESTOR. Such Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an "Accredited Investor") and either (i) was not organized for the specific purpose of acquiring the Securities or (ii) each of its equity owners, members or partners, as the case may be, is an Accredited Investor.

            3.7 BROKERS; NO GENERAL SOLICITATION. No finder or broker was or is engaged by such Investor in connection with the entering into of this Agreement by the Company and the Investors. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

         4. MISCELLANEOUS.

            4.1 INDEMNIFICATION OF INVESTOR. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold each Investor and their respective directors, officers, shareholders, partners, employees, affiliates and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to any material misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 4.1 shall be the same as those set forth in Section 5 of the Registration Rights Agreement. Other than in the case of the Company's willful breaches of its covenants in this Agreement or the Company's fraud, in no event will the Company's aggregate indemnity obligations to the Investor Parties pursuant to this Agreement exceed $1,000,000 plus the reasonable legal expenses incurred by one counsel to the Investors in connection with enforcing Investor's indemnity rights against the Company.

            4.2 REGISTRATION RIGHTS. The Company and the Investors, concurrently with the execution of this Agreement, shall enter into the Registration Rights Agreement in the form attached hereto as Exhibit A.

            4.3 FURNISHING OF INFORMATION. The Company shall use its commercially reasonable efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act. Without limiting the generality of the foregoing, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act. As long as any Investor or any of their affiliates own any Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Investors or such affiliates and make publicly available in accordance with Rule 144(c) such information as is required for the Investors or such affiliates to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. The Company shall use its commercially reasonable efforts to cause the Common Stock to continue to be listed and quoted on the OTC Bulletin Board or another national securities exchange.

            4.4 INTEGRATION. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market in a manner that would require stockholder approval of the sale of the Securities to the Investors.

            4.5 SUBSEQUENT REGISTRATIONS. Other than pursuant to the Registration Statement (as defined in the Registration Rights Agreement), prior to the Effective Date, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company. The Investors agree that the Common Stock set forth on Schedule
2.15 may be included on the registration statement filed by the Company registering the resale of the Securities.

            4.6 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Securities will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial.

            4.7 LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other affiliate of such Investor or any investor, stockholder or holder of shares of beneficial interest of such Investor shall be personally liable for any liabilities of such Investor.

            4.8 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            4.9 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof, except to the extent the laws of the State of Nevada are mandatorily applicable. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, employees or agents) will be commenced in the New York Courts (as defined in the Registration Rights Agreement). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

            4.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            4.11 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            4.12 NOTICES. ANY NOTICE REquired or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Company, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 1201 RXR Plaza, Uniondale, NY 11556 Attn: Alan Ederer, Esq., and if to an Investor, with a copy to Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Gabriel Saltarelli, Facsimile Number: (212) 839-5599.

            4.13 SECURITIES LAWS DISCLOSURE; PRESS RELEASE. The Company will file a Current Report on Form 8-K, disclosing the material terms of this Agreement, the Registration Rights Agreement and the transactions contemplated thereby by 5:30 New York City time on the fourth business day after the date hereof. The Company may issue a press release regarding the transactions contemplated hereby using Investors' names, provided, that any such press release is subject to Investors' prior review and approval.

            4.14 USE OF PROCEEDS. The Company will use the net proceeds received by it hereunder for working capital and general corporate purposes.

            4.15 ENTIRE AGREEMENT; AMENDMENTS; WAIVERS. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof, and any and all other prior or contemporaneous written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled. This Agreement may not be amended, modified or waived except by an instrument in writing signed by each of the parties hereto.

            4.16 FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents, except as otherwise provided in the Registration Rights Agreement and Section 1.2 of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

            4.17 SEVERABILITY. If any provision of this Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

                                  THE COMPANY:

                                 RoomLinX, Inc.

                                 By:/s/ Michael S. Wasik
                                    Name: Michael S. Wasik
                                    Title:  Chief Executive Officer

                                 Address:
                                 2150 W. 6th Ave., Unit N
                                 Broomfield, CO 80020

                                 THE INVESTORS:

                                  Verition Multi-Strategy Master Fund Ltd.

                                  By:Verition Fund Management LLC,
                                       its investment manager


                                  By:/s/ Josh Goldstein
                                     Name: Josh Goldstein
                                     Title: Chief Operating Officer

                                  Address:
                                  C/O Verition Fund Management LLC
                                  1 American Lane
                                  Greenwich, CT 06831


                                  Number of Shares of Common Stock Purchased:
                                  22,500,000

                                  Total Purchase Price: $900,000





                                  THE INVESTORS (CONTINUED):

                                  Wilmot Advisors LLC

                                  By:Verition Fund Management LLC,
                                       its investment manager


                                 By:/s/ Josh Goldstein
                                    Name: Josh Goldstein
                                    Title: Chief Operating Officer

                                    Address:
                                    C/O Verition Fund Management LLC
                                    1 American Lane
                                    Greenwich, CT 06831

                                    Number of Shares of Common Stock Purchased:
                                    2,500,000

                                    Total Purchase Price: $100,000

                                   EXHIBIT A

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                                               EXECUTION VERSION

                         REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this "Agreement") is made and entered into as of April 29, 2010, by and among RoomLinX, Inc., a Nevada corporation (the "Company"), and the investors signatory hereto (each an "Investor" and collectively, the "Investors").

            This Agreement is made in connection with the Securities Purchase Agreement, dated as of the date hereof, among the Company and the Investors (the "Purchase Agreement").

            In consideration of the mutual covenants and agreements set forth herein and in the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the respective meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

                 "Advice" has the meaning set forth in Section 6(d).

                  "Effective Date" means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

                  "Effectiveness Period" means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on the earliest to occur of (a) the six month anniversary of such Effective Date, (b) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders of the Registrable Securities included therein, or (c) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders without volume restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                 "Indemnified Party" has the meaning set forth in Section 5(c).

                 "Indemnifying Party" has the meaning set forth in Section 5(c).

                 "Losses" has the meaning set forth in Section 5(a).

                 "New York Courts" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

                 "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                 "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                 "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                 "Registrable Securities" means: (i) the Securities, (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the Securities. Notwithstanding the foregoing, a security shall cease to be a Registrable Security for purposes of this Agreement from and after such time as the Holder of such security may resell such security without volume restrictions under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect.

                 "Registration Statement" means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statements required to be filed under this Agreement, including in each case the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post- effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                 "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                 "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended.

                 "Selling Holder Questionnaire" means the selling security holder notice and questionnaire attached as Annex A hereto.

                 "Trading Day" means any day on which the New York Stock Exchange and NASDAQ Global Market are open for trading.

         2. Registration.

            (a) At any time after the six month anniversary of the date hereof, Holders owning a majority of the Securities may request that the Company prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement required to be filed under this Agreement shall be filed on Form S-3 (or if the Company is not then eligible to utilize such form of registration Form S-1). The Company shall use reasonable efforts to cause each Registration Statement required to be filed under this Agreement to be declared effective under the Securities Act as soon as possible but after the initial filing thereof, and shall use its reasonable best efforts to keep each such Registration Statement continuously effective during its entire Effectiveness Period. By 5:00 p.m. (New York City time) on the business day immediately following the Effective Date of each Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

            (b) Notwithstanding anything to the contrary contained herein, if the Company furnishes the Holders with a certificate signed by the President or Chief Executive Officer of the Company stating that sales under the Registration Statement must be, pursuant to applicable law or regulation, suspended or in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for a Registration Statement be effected or effective for sale at such time due to (A) the existence of a material development or potential material development involving the Company which the Company would be obligated to disclose in the prospectus contained in the Registration Statement, which disclosure would in the good faith judgment of the Board of Directors of the Company be premature or otherwise inadvisable at such time, then, in either case, the Company will have the right to defer the filing of the Registration Statement and/or suspend the ability of the Holders to sell Securities pursuant to the Registration Statement for a period of not more than 100 days after the date it would otherwise be required to file the Registration Statement pursuant hereto or after the date of the notice of the suspension of such Registration Statement; provided, however, that the Company will not utilize this deferral right more than twice in any twelve month period.

            (c) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex A (a "Selling Holder Questionnaire"). The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

         3. Registration Procedures.

            In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder copies of the "Selling Stockholders" section of such document, the "Plan of Distribution" and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed, which documents will be subject to the review of such Holder. Such documents may be delivered to such Holder via electronic mail (i.e., e-mail). The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the "Selling Stockholder" section thereof substantively differs from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by each Registration Statement.

            (c) Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than two Trading Days prior to such filing and, in the case of (v) below, not less than three Trading Days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e) Furnish to each Holder, with charge and at the option of the Company in electronic format, at least one conformed copy of each Registration Statement and each amendment thereto but not including the exhibits thereto to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the Commission.

            (f) Promptly deliver to each Holder, with charge, up to twenty (20) copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.

            (g) Prior to any public offering of Registrable Securities, register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder may request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration
Statements; provided, however, in connection with any such registration or qualification, the Company shall not be required to (i) qualify to do business in any jurisdiction where the Company would not otherwise be required to qualify, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any jurisdiction, or (iv) make any change to the Company's Articles of Incorporation or bylaws.

            (h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a purchaser of such Securities pursuant to the Registration Statement(s), which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

            (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (j) Use reasonable efforts to take such other actions as are reasonably and customarily required by issuers in non-underwritten shelf registrations in order to facilitate the disposition of Registrable Securities included in any Registration Statement in accordance with this Agreement.

      4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Holders whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Except as provided above, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit. In no event shall the Company be responsible for any broker or similar commissions incurred by any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other cost of the Holders in connection with this Agreement.

         5. Indemnification.

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys'
fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding a Holder furnished in writing to the Company by a Holder expressly for use therein, or to the extent that such information relates to a Holder or a Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.

            (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)(not)(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to participate in the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that, the Indemnifying Party shall pay for no more than two separate sets of counsel for all Indemnified Parties, such legal counsel shall be selected by Holders of no less than a majority in interest of the then outstanding Registrable Securities. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6. Miscellaneous.

            (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to seek specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages may not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement.

            (b)  No  Piggyback on Registrations. Except as set forth on Schedule
2.15 of the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders.

            (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

            (d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

            (e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

            (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this Section 6(f), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates. Section 2(a) may not be amended or waived except by written consent of each Holder affected by such amendment or waiver.

            (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered before 6:30 p.m. (New York City time) on a Trading Day via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) or electronic mail (i.e., E-mail) at the facsimile number or e-mail address specified in this Section, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) or electronic mail (i.e., E-mail) at the facsimile number or e-mail address specified in this Section, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:   RoomLinX, Inc.
                              2150 W. 6th Avenue, Unit H
                              Broomfield, Colorado 80020
                              Attn.: President
                              Facsimile: (303) 544-1110
                              E-mail:  mwasik@roomlinx.com
         With a copy to:      Westerman Ball Ederer Miller & Sharfstein, LLP
                              1201 RXR Plaza
                              Uniondale, NY 11556
                              Attn: Alan Ederer, Esq.
                              Facsimile:  (516) 977-3056
      If  to an Investor: To the address set forth under such Investor's name on the signature pages hereto.

         With a copy to:      Sidley Austin LLP
                              787 Seventh Ave
                              New York, NY 10019
                              Attention: Gabriel Saltarelli
                              Facsimile:  (212) 839-5599
      If to any other Person who is then a registered Holder: To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

            (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

            (i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

            (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (n) Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of each other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

            (o) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof, and any and all other prior or contemporaneous written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                 ROOMLINX, INC.

                                 By:/s/ Michael S. Wasik
                                    Name: Michael S. Wasik
                                    Title: Chief Executive Officer

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGES OF INVESTORS TO FOLLOW]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                     VERITION MULTI-STRATEGY MASTER FUND LTD.

                                     By: Verition Fund Management LLC,
                                           its investment manager


                                     By:/s/ Josh Goldstein
                                        Name: Josh Goldstein
                                        Title: Chief Operating Officer

                                     ADDRESS FOR NOTICE

                                     C/O Verition Fund Management LLC
                                     1 American Lane
                                     Greenwich, CT 06831

                                     Attention:______________________

                                     Tel:____________________________

                                     Fax:____________________________
































            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                              WILMOT ADVISORS LLC

                              By: Verition Fund Management LLC,
                                    its investment manager


                              By: /s/ Josh Goldstein
                                  Name: Josh Goldstein
                                  Title: Chief Operating Officer

                              ADDRESS FOR NOTICE

                              C/O Verition Fund Management LLC
                              1 American Lane
                              Greenwich, CT 06831

                              Attention:______________________

                              Tel:____________________________

                              Fax:____________________________

                              Email:__________________________




































                                 ROOMLINX, INC.

                SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial owner of common stock (the "COMMON STOCK"), of RoomLinX, Inc., a Nevada corporation (the "COMPANY"), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "COMMISSION") a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration
Rights Agreement, dated as of April __, 2010 (the "REGISTRATION RIGHTS AGREEMENT"), among the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                 QUESTIONNAIRE

1. NAME.

(a) Full Legal Name of Selling Securityholder

      (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:
            ____________________________________________________________________

      (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):
            ____________________________________________________________________

    2. ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Telephone:______________________________________________________________________
Fax:____________________________________________________________________________
Contact Person:_________________________________________________________________
















3. BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

         Type and Principal Amount of Registrable Securities beneficially owned:

         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
4. BROKER-DEALER STATUS:

(a) Are you a broker-dealer?

                                 Yes [_] No [_]

Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b) Are you an affiliate of a broker-dealer?

                                 Yes [_] No [_]

      (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable
            Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                 Yes [_] No [_]

      Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

  5. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING SECURITYHOLDER.

      Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

            Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

            --------------------------------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

    6. RELATIONSHIPS WITH THE COMPANY:

      Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:


         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

  7. The Company has advised each Selling Stockholder that it is the view of the Commission that it may not use shares registered on the Registration Statement to cover short sales of Common Stock made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65. If a Selling Stockholder uses the prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

Certain legal consequences arise from being named as a Selling Securityholder in the Registration Statement and related prospectus. Accordingly, the undersigned is advised to consult their own securities law counsel regarding the consequence of being named or not being named as a Selling Securityholder in the Registration Statement and the related prospectus.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus. The undersigned hereby elects to include the Registrable Securities owned by it and listed above in Item 3 (unless otherwise specified in Item 3) in the Registration Statement.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                      Beneficial Owner:___________________

                                            By:_________________________________
                                                     Name:
                                                     Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

                Westerman Ball Ederer Miller and Sharfstein, LLP

                                 1201 RXR Plaza

                              Uniondale, NY 11556
                            Attn: Alan Ederer, Esq.
                           Facsimile: (516) 977-3056

                      VERITION CAPITAL INVESTS IN ROOMLINX
             $1 Million Common Stock Investment at $0.04 per share

DENVER, CO - APRIL 30, 2010 - Roomlinx, Inc. (OTC: RMLX), the hospitality in-room expert providing Interactive TV products, announced today that it has completed a private placement of 25 million shares of common stock to affiliates of Verition Capital ("Verition") for total gross proceeds of $1.0 million, which represents a per share purchase price of $0.04. The primary use of this additional capital will be to fund installation expenses for properties installing the Roomlinx Interactive TV product and to fuel sales and marketing efforts.

"We are very excited tobe working with Verition as it has a strong reputation for being a solid long-term investor with an impressive team of investment professionals," commented Mike Wasik, CEO of Roomlinx.

The shares of common stock issued in the private placement were issued to accredited investors, have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission ("SEC") or an applicable exemption from the registration requirements of the Securities Act.

Verition is a global multi-strategy hedge fund management firm that was founded by Nicholas Maounis in October 2008. Headquartered in Greenwich, Connecticut, Verition currently employs 35 staff members, including 22 investment professionals.

ABOUT ROOMLINX
Roomlinx is the hospitality in-room expert providing in-room Interactive TV products for hotels, resorts, and other properties, utilizing premium content and applications demanded by today's traveler. For more information about Roomlinx, visit www.roomlinx.com.

CONTACT: Kelly Frey, Roomlinx, (720) 880 - 5155, kfrey@roomlinx.com

                                     # # #

SAFE HARBOR CAUTIONARY STATEMENT
Certain statements in this news release, including statements that we "believe," "expect," "intend," "plan" or words of similar import, are forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans, new products and services and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: the company's successful implementation of the new products and services, demand for the new products and services, the company's ability to successfully compete against competitors offering similar products and services, general economic and business conditions; unexpected changes in technologies and technological advances; ability to commercialize and manufacture products; results of experimental studies research and development activities; changes in, or failure to comply with, governmental regulations; and the ability to obtain adequate financing in the future. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of the Company's Securities and Exchange Commission filings available at http://www.sec.gov, which you should carefully review. Roomlinx does not assume any obligation to update or revise any forward-looking statements, whether as the result of new developments or otherwise.